K Share Prospectus

U.S. Equity Funds

Dividend Focused

Equities

Relative Value Small Cap

Select Equities

Value Added

Value Opportunities

This Prospectus tells you about the Class K shares of six of the separate investment funds offered by TCW Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 29, 2008

The Firm

Founded in 1971, the TCW Group (TCW) provides a broad range of international and U.S. equity and fixed income investment products and services for investors around the world. With a team of approximately 390 investment and administrative professionals located in Los Angeles, New York and Houston, TCW has a broad depth of knowledge, investment experience and research capability. TCW Investment Management Company, a member of TCW and an investment advisor registered with the Securities and Exchange Commission, will act as the advisor to the TCW Funds.

TCW Funds, Inc.

This prospectus tells you about the Class K shares of six of the separate investment funds offered by TCW Funds, Inc. (collectively, the “Funds”) each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Dividend Focused Fund

TCW Equities Fund

TCW Relative Value Small Cap Fund

TCW Select Equities Fund

TCW Value Added Fund

TCW Value Opportunities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 29, 2008

GENERAL FUND INFORMATION

Investment Objectives and Principal Strategies

TCW Funds, Inc	Investment Objectives	Principal Investment Strategies	Main Risks*
TCW Dividend Focused Fund	High level of dividend income	Invests at least 80% of the value of its net assets in equity securities of issuers which pay dividends.	Equity Risk, price volatility risk, investment style risk, market risk and portfolio management risk
TCW Equities Fund	Long-term capital appreciation	Invests in equity securities of large capitalization companies trading below their intrinsic value.	Equity Risk, price volatility risk, market risk, investment style risk and portfolio management risk
TCW Relative Value Small Cap Fund	Capital appreciation	Invests in equity securities of small capitalization companies.	Equity Risk, price volatility risk, liquidity risk, investment style risk, market risk, small and medium capitalization company risk and portfolio management risk
TCW Select Equities Fund	Long-term capital appreciation	Invests in common stock of mid and large capitalization companies.	Equity Risk, price volatility risk, investment style risk, market risk and portfolio management risk
TCW Value Added Fund	Long-term capital appreciation	Invests in equity securities issued by small cap value companies.	Equity Risk, price volatility risk, liquidity risk, investment style risk, market risk, small and medium capitalization company risk and portfolio management risk
TCW Value Opportunities Fund	Long-term capital appreciation	Invests in equity securities issued by midcap value companies.	Equity Risk, price volatility risk, liquidity risk, investment style risk, market risk, small and medium capitalization company risk and portfolio management risk

* Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

Performance Summary

The barchart and table below show each Fund’s annual and after-tax returns and its performance with respect to its Class K shares. The barchart shows you how each Fund’s performance has varied from year to year. The table compares the before and after-tax returns of each Fund over time to that of a broad-based securities market index. Both the barchart and table assume reinvestment of dividends and distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of a Fund through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results. The indices performance does not reflect any deduction for fees, expenses or taxes.

Year by year total return (%)

as of December 31 each year

TCW Dividend Focused Fund

TCW Equities Fund

TCW Relative Value Small Cap Fund

TCW Select Equities Fund

TCW Value Added Fund

TCW Value Opportunities Fund

Best and worst quarterly performance during this period

Fund	Performance
• Dividend Focused Fund
Quarter ended December 31, 2006	6.36% (Best)
Quarter ended December 31, 2007	– 6.45% (Worst)
• Equities Fund
Quarter ended June 30, 2003	17.82% (Best)
Quarter ended March 31, 2003	– 6.48% (Worst)
• Relative Value Small Cap Fund
Quarter ended June 30, 2003	23.82% (Best)
Quarter ended June 30, 2006	– 7.32% (Worst)
• Select Equities Fund
Quarter ended June 30, 2003	19.98% (Best)
Quarter ended June 30, 2002	– 21.91% (Worst)
• Value Added Fund
Quarter ended June 30, 2003	28.13% (Best)
Quarter ended September 30, 2004	– 11.15% (Worst)
• Value Opportunities Fund
Quarter ended June 30, 2003	22.05% (Best)
Quarter ended September 30, 2004	– 9.05% (Worst)

Average Annual Total Return as of December 31, 2007	1 year	5 year	Since Inception/ Registration
• Dividend Focused Fund
Return Before Taxes	1.53%	N/A	9.47%
Return After Taxes on Distributions	0.92%	N/A	9.14%
Return After Taxes on Distributions and Sale of Fund Shares	1.82%	N/A	8.10%
Russell 1000® Value Index(1)	– 0.17%	N/A	10.48%
• Equities Fund
Return Before Taxes	1.80%	13.87%	13.32%
Return After Taxes on Distributions	0.09%	13.49%	12.95%
Return After Taxes on Distributions and Sale of Fund Shares	3.47%	12.19%	11.71%
S&P 500 Index(2)	5.49%	12.83%	12.62%
• Relative Value Small Cap Fund
Return Before Taxes	– 4.24%	13.74%	13.21%
Return After Taxes on Distributions	– 5.68%	12.82%	12.33%
Return After Taxes on Distributions and Sale of Fund Shares	– 0.81%	12.02%	11.57%
Russell 2000® Index(3)	– 1.57%	16.25%	16.32%
• Select Equities Fund
Return Before Taxes	12.86%	13.09%	3.28%
Return After Taxes on Distributions	10.84%	12.65%	2.96%
Return After Taxes on Distributions and Sale of
Fund Shares	10.22%	11.40%	2.77%
Russell 1000® Growth Index(4)	11.81%	12.11%	3.00%
• Value Added Fund
Return Before Taxes	– 9.09%	12.01%	13.14%
Return After Taxes on Distributions	– 10.96%	11.54%	12.69%
Return After Taxes on Distributions and Sale of Fund Shares	– 4.38%	10.41%	11.44%
Russell 2000® Value Index(5)	– 9.78%	15.80%	15.99%
Russell 2000® Index(3)	– 1.57%	16.25%	16.32%
• Value Opportunities Fund
Return Before Taxes	– 1.96%	13.78%	14.41%
Return After Taxes on Distributions	– 4.94%	12.33%	13.00%
Return After Taxes on Distributions and Sale of Fund Shares	0.84%	11.73%	12.32%
Russell Midcap® Value Index(6)	– 1.42%	17.92%	18.14%

(1) The Russell 1000® Value Index measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values.

(2) The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(3) The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

(4) The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Russell 2000® Value Index measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class K shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees and an administrative services fee.

FEE TABLE

		Dividend Focused	Equities	Relative Value Small Cap	Select Equities	Value Added	Value Opportunities
Shareholder Transaction Fees
1)	Redemption Fees	None	None	None	None	None	None
2)	Exchange Fees	None	None	None	None	None	None
3)	Contingent Deferred Sales Load	None	None	None	None	None	None
4)	Sales Load on Reinvested Dividends	None	None	None	None	None	None
5)	Sales Load on Purchases	None	None	None	None	None	None
Annual Fund Operating Expenses
	Management Fees	0.75%	0.55%	0.90%	0.75%	1.00%	0.80%
	Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
	Administrative Services Fee	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
	Other Expenses	23,948.39%	5,419.72%	1.02%	1.56%	4,908.71%	0.41%
	Total Annual Fund Operating Expenses	23,949.89%(1)	5,421.02%(2)	2.67%(3)	3.06%(4)	4,910.46%(5)	1.96%(6)
	Fee Waiver/Expense Reimbursement	23,948.30%	5,419.44%	0.93%	1.39%	4,908.68%	0.27%
	Net Expenses	1.59% (1)	1.58%(2)	1.74%(3)	1.67%(4)	1.78%(5)	1.69%(6)

(1) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses of the Fund to an amount not to exceed the trailing monthly expense ratio as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2007, the Fund’s Annual Operating Expenses were 1.59% of Net Assets as a result of the expense limitation.

(2) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses of the Fund to an amount not to exceed the trailing monthly expense ratio as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2007, the Fund’s Annual Operating Expenses were 1.58% of Net Assets as a result of the expense limitation.

(3) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses of the Fund to an amount not to exceed the trailing monthly expense ratio as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2007, the Fund’s Annual Operating Expenses were 1.74% of Net Assets as a result of the expense limitation.

(4) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses of the Fund to an amount not to exceed the trailing monthly expense ratio as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2007, the Fund’s Annual Operating Expenses were 1.67% of Net Assets as a result of the expense limitation.

(5) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses of the Fund to an amount not to exceed the trailing monthly expense ratio as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2007, the Fund’s Annual Operating Expenses were 1.78% of Net Assets as a result of the expense limitation.

(6) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses of the Fund to an amount not to exceed the trailing monthly expense ratio as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2007, the Fund’s Annual Operating Expenses were 1.69% of Net Assets as a result of the expense limitation.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

	1 Year	3 Years	5 Years	10 Years
Dividend Focused*	$10,000	N/A	N/A	N/A
Equities*	$10,000	N/A	N/A	N/A
Relative Value Small Cap	$270	$829	$1,415	$3,003
Select Equities	$309	$945	$1,606	$3,374
Value Added*	$10,000	N/A	N/A	N/A
Value Opportunities	$199	$615	$1,057	$2,285

* Based on each Fund’s net expenses after reimbursement, the Expense Example would be:

	1 Year	3 Years	5 Years	10 Years
Dividend Focused	$162	$502	$866	$1,889
Equities	$161	$499	$860	$1,878
Value Added	$181	$560	$964	$2,095

TCW Dividend Focused Fund

Investment Objectives/Approach

The Fund seeks to realize a high level of dividend income consistent with prudent investment management. Capital appreciation is a secondary objective. To pursue this goal, the Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of companies that have a record of paying dividends.

Concepts to understand

Growth Companies are companies exhibiting faster than average gains in earnings and which are expected to continue to show high level of growth gain.

The Advisor analyzes economic and market conditions and identifies securities that make the best investments in the pursuit of the Fund’s investment objectives. In selecting the investments, the Advisor considers factors which may include one or more of the following:

•	the company’s current valuation

•	market capitalization

•	price/earnings ratio

•	current dividend yield

•	the company’s potential for a strong positive cash flow and future dividend growth.

The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common stock and preferred stock such as bonds and debentures; American Depository Receipts (“ADRs”); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some of its assets on covered call options. A covered call option is any agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price within a certain time period regardless of market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of the underlying fundamentals, the immediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Diane E. Jaffee is the Fund’s portfolio manager.

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of portfolio securities.

The primary risks affecting the Fund are:

•	price volatility risk

•	liquidity risk

•	equity risk

•	investment style risk

•	portfolio management risk

•	securities selection risk

•	market risk

•	securities lending risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

TCW Equities Fund (This Fund is Not Publicly Available)

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value its net assets (plus amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund will invest in companies trading below their intrinsic value in the opinion of the Advisor.

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Intrinsic Value represents a company’s long-term value. Because of a stock can remain below its intrinsic value for years, investors often look for factors that could trigger a rise in price.

In managing the Fund’s investments, the Advisor seeks to invest in attractively valued equity securities of companies where the return on invested capital is improving. The Advisor utilizes bottom-up fundamental research to identify these companies. The Advisor performs fundamental research by using techniques such as:

•	making company visits

•	financial screening to identify companies

•	maintaining a disciplined approach to stock selection and portfolio construction

The Advisor will use both quantitative and qualitative screening criteria to supplement the scope of fundamental research.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Thomas K. McKissick and N. John Snider are the Fund’s portfolio managers.

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of portfolio securities.

The primary risks affecting the Fund are:

•	price volatility risk

•	liquidity risk

•	equity risk

•	investment style risk

•	portfolio management risk

•	securities selection risk

•	market risk

•	securities lending risk

•	non-diversification risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

TCW Relative Value Small Cap Fund (previously named TCW Opportunity Fund)

Investment Objectives/Approach

The Fund seeks capital appreciation. Current income is incidental.

Concepts to understand

Small-Sized Companies. The Fund seeks long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the S&P SmallCap 600 Index. As of December 31, 2007, the market capitalization of companies included in the S&P SmallCap 600 Index was between $56.4 million and $4.9 billion. Within these parameters, the Fund may invest up to 10% of its assets in securities of foreign companies listed on U.S. exchanges or in American Depository Receipts (“ADRs”) of such companies.

In managing the Fund’s investments, the Advisor tries to identify those companies that have fallen out of favor and whose stock is selling below what the Advisor believes is its real value. The Advisor looks for those stocks with a potential catalyst such as new products, technologies, or management that will trigger an increase in their value. The Advisor analyzes each candidate’s fundamental strength, looking for companies with well positioned product lines and experienced management with equity ownership. In the course of this analysis, the Advisor often discovers that many individual stocks in a particular industry or market sector offer attractive investment opportunities. The Advisor’s analysis finds that frequently the market undervalues entire industries and sectors, offering a cluster of candidates that meet the investment criteria. As a result, the Advisor may focus the Fund’s investments in a number of industries that the Advisor’s analysis has revealed as poised for growth.

The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stocks such as convertible bonds and debentures; ADRs; and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign issuer that a bank holds in its vault.

The Fund may also write covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor, or the Advisor determines to take advantage of a better investment opportunity.

Diane E. Jaffee is the Fund’s portfolio manager.

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of portfolio securities.

The primary risks affecting the Fund are:

•	price volatility risk

•	liquidity risk

•	equity risk

•	investment style risk

•	portfolio management risk

•	securities selection risk

•	market risk

•	small and medium capitalization company risk

•	securities lending risk

•	foreign investing risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

TCW Select Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. Performance should be measured over a full market cycle.

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

To pursue this goal, the Fund invests primarily in the common stocks of mid and large capitalization companies. The investment philosophy underlying our strategy is a highly focused approach which seeks to achieve superior long-term returns by owning shares in companies that are believed to have strong and enduring business models and inherent advantages over their competitors. Except when maintaining a temporary defensive position, the Fund anticipates that at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) will be invested in equity securities of these companies. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of this change. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

The Fund may invest some assets in options, futures and foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund’s portfolio but may be used to attempt to increase returns; however, such practices sometimes may reduce returns or increase volatility.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, in the Advisor’s opinion the security becomes fully valued, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Craig C. Blum is the Fund’s portfolio manager.

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of portfolio securities.

The primary risks affecting the Fund are:

•	price volatility risk

•	liquidity risk

•	equity risk

•	investment style risk

•	portfolio management risk

•	securities selection risk

•	market risk

•	securities lending risk

•	non-diversification risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

TCW Value Added Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets (plus amounts borrowed for investment purposes) in equity securities issued by value companies with market capitalizations, at the time of acquisition, within the range of the companies comprising the S&P SmallCap 600 Index. As of December 31, 2007, the market capitalization of companies included in the S&P SmallCap 600 Index was between $56.4 million and $4.9 billion. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Concepts to understand

Undervalued Assets: When a company’s securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Advisor’s estimate of the company’s 24 month sustainable earnings.

Emerging Growth Company: When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

In managing the Fund’s investments, the Advisor generally looks to invest the Fund’s assets in the equity securities of companies that are in one or more of the following situations:

•	have undervalued assets or undervalued growth potential

•	are in a turnaround situation

•	are emerging growth companies

The Advisor performs fundamental analysis on each company. This includes a review of available financial and other business information, company visits and/or management interviews.

Investments will be sold for reasons such as when it is judged by the Advisor that a company will not achieve anticipated results, a position becomes larger than a predetermined percentage of the portfolio or when the investment becomes fully valued.

Nicholas F. Galluccio and Susan I. Suvall are the Fund’s portfolio managers.

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of portfolio securities.

The primary risks affecting the Fund are:

•	price volatility risk

•	liquidity risk

•	equity risk

•	investment style risk

•	portfolio management risk

•	securities selection risk

•	market risk

•	small and medium capitalization company risk

•	securities lending risk

•	non-diversification risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

TCW Value Opportunities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities of companies with market capitalizations, at time of acquisition, within the capitalization range of the companies comprising the Russell Midcap® Value Index. As of December 31, 2007, the market capitalization of companies included in the Russell MidCap® Value Index was between $478.9 million and $41.7 billion. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Concepts to understand

Undervalued Assets: When a company’s securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at less than a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Advisor’s estimate of the company’s 24 month sustainable earnings.

In managing the Fund’s investments, the Advisor generally looks to invest the Fund’s assets in the equity securities of companies that are in one or more of the following situations:

•	have undervalued assets

•	have undervalued growth potential

•	are in a turnaround situation

The Advisor also utilizes fundamental analysis on each company. This includes a review of available financial information, company visits and management interviews.

Investments will be sold for reasons such as when it is judged by the Advisor that a company will not achieve anticipated results, a position becomes larger than a predetermined percentage of the portfolio or when the investment becomes fully valued.

Nicholas F. Galluccio and Susan I. Suvall are the Fund’s portfolio managers.

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of portfolio securities.

The primary risks affecting the Fund are:

•	price volatility risk

•	liquidity risk

•	equity risk

•	investment style risk

•	portfolio management risk

•	securities selection risk

•	market risk

•	small and medium capitalization company risk

•	securities lending risk

•	non-diversification risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

Principal Risks and Risk Definitions

All the Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance. Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you—and the more you can lose. Since the Funds hold securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person. You can lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others.

Price Volatility Risk

The value of a Fund’s investment portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. A Fund’s returns will vary and you can lose money. The Funds that invest primarily in the equity securities of small or medium capitalization companies are subject to greater price volatility than other mutual funds.

Prices of most securities tend to be more volatile in the short-term. Therefore, if you trade frequently or redeem in the short-term, you are more likely to incur a loss than an investor who holds investments for the longer-term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

Equity Risk

Equity risk is the risk that stocks and other equity securities generally fluctuate more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected as a result of changes in a company’s financial condition and in overall market and economic conditions.

Liquidity Risk

The securities of many of the companies with small and medium size capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that a Fund would like to sell. If that happens, the Fund may have to lower the selling price, sell other securities instead, or forgo an investment opportunity, any of which could have a negative effect on the Fund’s performance.

Investment Style Risk

Certain Funds may also be subject to investment style risk. The Advisor primarily uses a particular style or set of styles—“growth” or “value” styles—to select investments for the Funds. Those styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Portfolio Management Risk

The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. In fact, no matter how well the Advisor evaluates market conditions, the securities the Advisor chooses may fail to produce the intended result, and you could lose money on your investment in a Fund.

Securities Selection Risk

There is the possibility that the specific securities held in a Fund’s investment portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

Small and Medium Capitalization Company Risk

Funds such as the TCW Relative Value Small Cap, TCW Value Added and TCW Value Opportunities Funds that invest a portion of their assets in the equity securities of companies with small and medium capitalizations are subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Foreign Investing Risk

Investments in foreign securities may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S. which could affect the liquidity of a Fund’s portfolio.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies from time to time, the value of a Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates.

Securities Lending Risk

Each Fund may lend portfolio securities with a value up to 25% of its total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing a Fund to lose money.

Non-Diversification Risk

Each of the Funds, except the TCW Relative Value Small Cap Fund, is organized as a nondiversified fund under the Investment Company Act of 1940 (“1940 Act”) and is not subject to the general limitation that it not invest more than 5% of its total assets in a particular issuer. Because a relatively higher percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Management of the Funds

Investment Advisor

The Funds’ investment Advisor is TCW Investment Management Company (the “Advisor”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2007, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $150 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person’s business experience during the past five years:

Portfolio Managers	Business Experience During Last Five Years*
Dividend Focused Fund
Diane E. Jaffee	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Equities Fund
Thomas K. McKissick	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
N. John Snider	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Relative Value Small Cap Fund
Diane E. Jaffee	See above.
Select Equities Fund
Craig C. Blum	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Value Added Fund
Nicholas F. Galluccio	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Susan I. Suvall	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Value Opportunities Fund
Nicholas F. Galluccio	See above.
Susan I. Suvall	See above.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ investment in each Fund they manage, a description of their compensation structure and information regarding the accounts they manage.

Advisory Agreement

The Funds and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which each Fund has employed the Advisor to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to control by the Board of Directors. Under the Advisory Agreement, the Funds pay to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Assets)
Dividend Focused	0.75%
Equities Value	0.55%
Relative Value Small Cap	0.90%
Select Equities	0.75%
Value Added	1.00%
Value Opportunities	0.80%

A discussion regarding the basis for the Board of Directors approval of the Advisory Agreement of the Funds is contained in the Funds annual report to the Shareholders for the twelve months ended October 31, 2007.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

Payments by the Advisor

The Advisor pays certain costs of marketing the Funds from legitimate profits from its investment advisory fees and other resources available to it. The Advisor may also share with financial advisors certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments are in addition to any fees that may be paid by the Funds for these types of or other services.

The amount of these payments is determined from time to time by the Advisor and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid. These payment arrangements will not, however, change the price an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of a Fund.

Multiple Class Structure

Certain of the TCW Funds currently offer three classes of shares: Class I shares, Class N (or Investor Class) shares and Class K (or Advisor Class) shares. Each of the Funds contained in this Prospectus offer I Class and N Class shares. Shares of each class of the Funds represent an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Class I and Class N shares are offered by separate prospectuses at the current net asset value. The Class N and Class K shares are subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Funds compensate the Funds’ distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N and Class K shares. Because these fees are paid out of the Funds’ Class K assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Because the expenses of each class may differ, the performance of each class is expected to differ.

The Class K shares are also subject to an administrative services fee. TCW Funds Distributors (“Distributor”) the Funds’ distributor, receives an administrative services fee at an annual rate of up to 0.50% of the average daily net assets of each Fund for procuring recordkeeping, subaccounting and other administrative services to investors of the Fund. The Distributor expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial Advisors and other financial intermediaries for providing these services to their customers.

YOUR INVESTMENT

Account Policies and Services

Investors in the Class K (or Advisor Class) may not purchase or sell (redeem) shares directly with the Funds. Shares may only be purchased or sold through retirement plans, brokers, bank trust departments, financial Advisors or other financial intermediaries. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or sell shares. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Buying shares

Purchases of Class K (or Advisor Class) shares may be made only through retirement plans, brokers, bank trust departments, financial Advisors or similar financial intermediaries. Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents or affiliates receive the order.

You pay no sales charges to invest in a Fund. Your price for a Fund’s shares is each Fund’s net asset value per share (“NAV”) which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by a Fund. Orders received by the Funds’ transfer agent from retirement plans, brokers, bank trust departments, financial advisors or other financial intermediaries (“financial intermediaries”) after the NAV for the day is determined, will receive that same day’s NAV if the orders were received by the financial intermediaries from their customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier). If you place an order for the purchase of shares through a financial intermediary, the purchase will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off (usually 4:00 p.m. Eastern time on days the NYSE is open for trading). Your financial intermediary is responsible for transmitting such orders promptly. A Fund’s investments for which market quotations are readily available are valued based on market value. A Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a higher price or lower than actual market quotations or value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

Each security that is owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of that exchange that the Advisor generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

Selling shares

You may sell Class K (or Advisor Class) shares only through financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Do not contact the Funds or their transfer agent.

Your shares will be sold at the next NAV calculated after your order is accepted by the Funds’ transfer agent. Any certificates representing a Fund’s shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Shares of the Funds may be sold on any business day. Sales are processed at the next NAV calculated after the order is accepted by the Funds’ transfer agent from financial intermediaries after the NAV for the day is determined, will receive that same day’s NAV if the orders were received by the financial intermediaries from their customers prior to 4:00 p.m. (or the time trading closes on the NYSE) and were transmitted to and received by the transfer agent. Proceeds from the sale will normally be wired the business day following receipt of the sale order, but in no event later than seven days after receipt of such order.

Before selling recently purchased shares, please note that if a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days or until payment is collected, whichever is earlier.

Exchange privilege

You can exchange from one Class K Fund into another. Be sure to read the current prospectus for any Fund into which you are exchanging.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, be sent to shareholders that are part of the same family and share the same residential address.

Large Redemption Amounts

Each Fund also reserves the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of a Fund’s assets).

Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In additions, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Each Fund reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. Further, in order to prevent excessive trading activity, the Funds limit the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of a particular Fund (through either a purchase or exchange from another Fund) and subsequently selling shares of that Fund (through either a redemption or an exchange into another Fund). The Funds reserve the right to refuse any exchange into or purchase order for a Fund from any shareholder upon completion of four round trips with respect to that Fund in a calendar year. Shareholders who exceed these numerical limits are still permitted to redeem their shares. In addition, exchanges out of a Fund are not permitted within a 15 day period from the last purchase or exchange into the same Fund, and redemptions out of a Fund within a 15 day period following a purchase may result in future purchases into the Fund being barred. Exceptions to these trading limits may only be made upon approval of the Advisor’s Vice President of Fund Operations, and such exceptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

In addition, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules.

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends from the net investment income of each Fund will be declared and paid annually except for the Dividend Focused Fund, which will declare and pay dividends quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Distributions of a Fund’s net investment income, (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to a Fund’s shareholders as ordinary income. To the extent that a Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by a Fund and the shareholders.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of a Fund.

You will be taxed in the same manner whether you receive your distributions (whether of net investment income or capital gains) in cash or reinvest them in additional shares of a Fund.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by a shareholder.

Shareholders will be advised annually as to the federal tax status of distributions made by a Fund for the preceding calendar year. Distributions by a Fund may also be subject to state and local taxes. Additional tax information may be found in the Statement of Additional Information (“SAI”). This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Funds’ portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. The SAI is also available by contacting the Funds at 1-800-FUND TCW (1-800-386-3829) and on the Funds’ website at www.tcw.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class K Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Dividend Focused Fund

	Year Ended October 31, 2007		January 3, 2006 (Commencement of Offering of K Class Shares) through October 31, 2006
Net Asset Value per Share, Beginning of Year	$13.36		$11.70

Income from Investment Operations:
Net Investment Income(4)	0.23		0.21
Net Realized and Unrealized Gain on Investments	1.29		1.54

Total from Investment Operations	1.52		1.75

Net Asset Value per Share, End of Year	$14.88		$13.36

Total Return	11.38%		15.07%	(2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$—	(3)	$—	(3)
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	23,949.89%		15,665.05%
After Expense Reimbursement	1.59%		1.60%	(4)
Ratio of Net Investment to Average Net Assets	1.64%		2.02%	(4)
Portfolio Turnover Rate	26.19%		25.14%	(5)

(1) For the period January 3, 2006 (Commencement of Offering of K Class Shares) through October 31, 2006 and not indicative of a full year’s operating results.

(2) Annualized

(3) Amount rounds to less than $1 (in thousands)

(4) Computed using average shares outstanding throughout the period.

(5) Represents the Fund’s turnover for the year ended October 31, 2006

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class K shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Equities Fund

	Year Ended October 31,				November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003
	2007	2006	2005	2004
Net Asset Value per Share, Beginning of Year	$17.63	$15.19	$13.70	$12.09	$9.75

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.10	0.13	0.10	0.10	(0.03)
Net Realized and Unrealized Gain on Investments	1.49	2.31	1.39	1.51	2.37

Total from Investment Operations	1.59	2.44	1.49	1.61	2.34

Net Asset Value per Share, End of Year	$19.22	$17.63	$15.19	$13.70	$12.09

Total Return	8.96%	16.06%	10.79%	13.32%	24.00%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)(2)	$—	$—	$—	$—	$—
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5,421.02%	7,554.91%	5,581.01%	2,294.74%	2.19%
After Expense Reimbursement	1.58%	1.63%	1.67%	1.42%	1.40%
Ratio of Net Investment (Loss) to Average Net Assets	0.53%	0.78%	0.66%	0.76%	(0.24)%
Portfolio Turnover Rate	48.92%	30.87%	32.31%	49.31%	60.52%

(1) Computed using average shares throughout the period.

(2) Amount rounds to less than $1 (in thousands).

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class K shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Relative Value Small Cap Fund (previously named TCW Opportunity Fund)

	Year Ended October 31,				November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003
	2007	2006	2005	2004
Net Asset Value per Share, Beginning of Year	$15.20	$13.64	$13.37	$12.00	$8.70

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.09)	(0.10)	(0.11)	(0.02)	(0.04)
Net Realized and Unrealized Gain on Investments	1.05	2.29	1.30	1.39	3.34

Total from Investment Operations	0.96	2.19	1.19	1.37	3.30

Less Distributions:
Distributions from Net Realized Gain	(0.83)	(0.63)	(0.92)	—	—

Net Asset Value per Share, End of Year	$15.33	$15.20	$13.64	$13.37	$12.00

Total Return	6.63%	16.58%	8.85%	11.42%	37.93%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,520	$3,278	$2,192	$80	$—	(2)
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.67%	2.42%	3.24%	1,300.23%	1.86%
After Expense Reimbursement	1.74%	1.77%	1.89%	1.90%	1.35%
Ratio of Net Investment (Loss) to Average Net Assets	(0.61)%	(0.67)%	(0.84)%	(0.18)%	(0.45)%
Portfolio Turnover Rate	33.62%	48.81%	44.61%	51.62%	55.68%

(1) Computed using average shares throughout the period.

(2) Amount rounds to less than $1 (in thousands).

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the K class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class K shares of the Fund commenced its offering on August 6, 2001). These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Select Equities Fund

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Year	$18.83	$19.23	$17.76	$17.01	$11.73

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.14)	(0.24)	(0.27)	(0.24)	(0.05)
Net Realized and Unrealized (Loss) on Investments	3.18	(0.16)	1.74	0.99	5.33

Total from Investment Operations	3.04	(0.40)	1.47	0.75	5.28

Less Distributions:
Distributions from Net Realized Gain	(0.17)	—	—	—	—

Net Asset Value per Share, End of Year	$21.70	$18.83	$19.23	$17.76	$17.01

Total Return	16.29%	(2.08)%	8.28%	4.41%	45.01%
Ratio/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,283	$1,793	$1,199	$54	$—	(2)

Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.06%	2.98%	4.70%	602.14%	11,965.87%
After Expense Reimbursement	1.67%	1.71%	1.75%	1.82%	1.62%
Ratio of Net Investment (Loss) to Average Net Assets	(0.69)%	(1.27)%	(1.45)%	(1.35)%	(0.38)%
Portfolio Turnover Rate	32.44%	38.65%	16.32%	14.41%	22.16%

(1) Computed using average shares outstanding throughout the period.

(2) Amount rounds to less than $1 (in thousands).

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class K shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Value Added Fund

	Year Ended October 31,				November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003
	2007	2006	2005	2004
Net Asset Value per Share, Beginning of Year	$16.94	$14.33	$13.71	$13.80	$8.43

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.06)	(0.61)	—	(0.12)	(0.12)
Net Realized and Unrealized Gain on Investments	0.35	3.22	0.62	0.03	5.49

Total from Investment Operations	0.29	2.61	0.62	(0.09)	5.37

Net Asset Value per Share, End of Year	$17.23	$16.94	$14.33	$13.71	$13.80

Total Return	1.83%	18.07%	4.52%	(0.65)%	63.70%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)(2)	$—	$—	$—	$—	$—
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	4,910.46%	5,363.32%	4,166.09%	1,816.09%	2.59%
After Expense Reimbursement	1.78%	1.81%	1.87%	1.67%	1.64%
Ratio of Net Investment (Loss) to Average Net Assets	(0.33)%	(3.77)%	—	(0.80)%	(1.19)%
Portfolio Turnover Rate	69.24%	74.91%	62.76%	71.97%	67.67%

(1) Computed using average shares throughout the period.

(2) Amount rounds to less than $1 (in thousands).

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class K shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Value Opportunities Fund

	Year Ended October 31,				November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003
	2007	2006	2005	2004
Net Asset Value per Share, Beginning of Year	$23.90	$21.96	$20.79	$19.27	$13.05

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.12)	(0.09)	(0.13)	(0.17)	(0.02)
Net Realized and Unrealized Gain on Investments	1.92	3.72	1.60	1.69	6.24

Total from Investment Operations	1.80	3.63	1.47	1.52	6.22

Less Distributions:
Distributions from Net Realized Gain	(2.15)	(1.69)	(0.30)	—	—

Net Asset Value per Share, End of Year	$23.55	$23.90	$21.96	$20.79	$19.27

Total Return	8.09%	17.30%	7.01%	7.89%	47.66%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,894	$8,001	$2,671	$470	$—	(2)
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.96%	1.97%	3.29%	27.33%	2.05%
After Expense Reimbursement	1.69%	1.71%	1.75%	1.79%	1.54%
Ratio of Net Investment (Loss) to Average Net Assets	(0.51)%	(0.41)%	(0.60)%	(0.85)%	(0.14)%
Portfolio Turnover Rate	38.16%	73.48%	59.48%	46.33%	53.78%

(1) Computed using average shares throughout the period.

(2) Amount rounds to less than $1 (in thousands).

For More Information

For all shareholder account information such as transactions and account inquiries:

Contact your financial intermediary

For information regarding the TCW Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

On the Internet:

TCW FUNDS, INC.

www.tcw.com

You may visit the SEC’s web site at http://www.sec.gov to view text-only versions of the Funds filed with the SEC. You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0609 or by electronic request at the following e-mail address: www.publicinfo@sec.gov.

TCW Funds, Inc.

More information on each Fund is available free upon request on the Internet at www.tcw.com, including the following:

Annual / Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C.

SEC file number: 811-7170

More information on each Fund is available free upon request by calling (800) FUND-TCW (386-3829), or on the Internet at www.tcwfunds.com, including the following:

Annual/Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to the shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (Phone: 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0609.

Text-only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800-FUND-TCW (800-386-3829)

advisors@tcw.com • www.tcwfunds.com

SEC file number: 811 7170

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